EXHIBIT G(31)
FORM OF
SCHEDULE A-1
COLCHESTER STREET TRUST
Domestic Portfolio
Government Portfolio
Money Market Portfolio
Treasury Portfolio
Treasury Only Portfolio
FIDELITY ABERDEEN STREET TRUST
 Fidelity Freedom 2030 Fund
 Fidelity Freedom 2020 Fund
 Fidelity Freedom 2010 Fund
 Fidelity Freedom 2000 Fund
 Fidelity Freedom Income Fund
FIDELITY ADVISOR EMERGING ASIA FUND, INC.
FIDELITY ADVISOR KOREA FUND, INC.
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
 Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities Fund
 Fidelity Advisor Large Cap Fund
 Fidelity Advisor Mid Cap Fund
 Fidelity Advisor Small Cap Fund
 Fidelity Advisor Value Strategies Fund
 Fidelity Advisor TechnoQuant Growth Fund
 Fidelity Asset Allocation Fund
Fidelity Retirement Growth Fund
FIDELITY ADVISOR SERIES II
Fidelity Advisor Government Investment Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Strategic Income Fund
FIDELITY ADVISOR SERIES III
FIDELITY ADVISOR SERIES IV
Fidelity Institutional Short-Intermediate Government Fund
Fidelity Real Estate High Income Fund
FIDELITY ADVISOR SERIES VII
  Fidelity Advisor Consumer Industries Fund
 Fidelity Advisor Cyclical Industries Fund
 Fidelity Advisor Financial Services Fund
 Fidelity Advisor Health Care Fund
 Fidelity Advisor Natural Resources Fund
 Fidelity Advisor Technology Fund
 Fidelity Advisor Utilities Growth Fund
FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Overseas Fund
FIDELITY BEACON STREET TRUST
 Fidelity Tax Managed Stock Fund
FIDELITY BOSTON STREET TRUST

 Fidelity Target Timeline 2001
 Fidelity Target Timeline 2003
FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund
Fidelity Disciplined Equity Fund
Fidelity Small Cap Selector
Fidelity Stock Selector
Fidelity TechnoQuant Growth Fund
Fidelity Value Fund
FIDELITY CHARLES STREET TRUST
Fidelity Asset Manager
Fidelity Asset Manager: Aggressive
Fidelity Asset Manager: Growth
 Fidelity Asset Manager:  Income
 Spartan Investment Grade Bond Fund
FIDELITY COMMONWEALTH TRUST
Fidelity Intermediate Bond Fund
Fidelity Large Cap Stock Fund
Fidelity Mid-Cap Stock Fund
 Fidelity Small Cap Stock Fund
Spartan 500 Index Fund
FIDELITY CONCORD STREET TRUST
 Fidelity U.S. Bond Index Fund
 Spartan Extended Market Index Fund
 Spartan International Index Fund
 Spartan Total Market Index Fund
 Spartan U.S. Equity Index Fund
FIDELITY CONGRESS STREET FUND
FIDELITY CONTRAFUND
FIDELITY COVINGTON TRUST
 Fidelity Real Estate High Income Fund II
FIDELITY DESTINY PORTFOLIOS
Destiny I
Destiny II
FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund
 Fidelity Real Estate Investment Portfolio
Fidelity Utilities Fund
FIDELITY EXCHANGE FUND
FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund
Fidelity Equity-Income II Fund
Fidelity Retirement Growth Fund
FIDELITY FIXED-INCOME TRUST
Fidelity High Income Fund
Fidelity Investment Grade Bond Fund
Fidelity Short-Term Bond Fund
Spartan Government Income Fund
FIDELITY HASTINGS STREET TRUST
Fidelity Contra Fund II
Fidelity Fifty
Fidelity Fund
FIDELITY HEREFORD STREET TRUST
Spartan Money Market Fund
 Spartan U.S. Government Money Market Fund
 Spartan U.S. Treasury Money Market Fund
FIDELITY INCOME FUND
 Fidelity Ginnie Mae Fund
Fidelity Government Income Fund
Fidelity Intermediate Government Income Fund
FIDELITY INVESTMENT TRUST
Fidelity Canada Fund
Fidelity Diversified International Fund
Fidelity Emerging Markets Fund
Fidelity Europe Capital Appreciation Fund
Fidelity Europe Fund
Fidelity France Fund
Fidelity Germany Fund
Fidelity Global Balanced Fund
Fidelity Hong Kong and China Fund
Fidelity International Growth & Income Fund
Fidelity Aggressive International Fund
Fidelity Japan Fund
Fidelity Japan Smaller Companies Fund
Fidelity Latin America Fund
Fidelity Nordic Fund
Fidelity Overseas Fund
Fidelity Pacific Basin Fund
Fidelity Southeast Asia Fund
Fidelity United Kingdom Fund
Fidelity Worldwide Fund
FIDELITY MAGELLAN FUND
FIDELITY MONEY MARKET TRUST
Retirement Government Money Market Portfolio
 Retirement Money Market Portfolio
FIDELITY MT. VERNON STREET TRUST
Fidelity Aggressive Growth Fund
Fidelity Growth Company Fund
Fidelity New Millennium Fund
FIDELITY OXFORD STREET TRUST
Fidelity Four-in-One Index Fund
FIDELITY PHILLIPS STREET TRUST
 Fidelity Cash Reserves
 Fidelity U.S. Government Reserves
FIDELITY PURITAN TRUST
Fidelity Balanced Fund
 Fidelity Low-Priced Stock Fund
Fidelity Puritan Fund
FIDELITY REVERE STREET TRUST
 Central Cash Collateral Fund
 Taxable Central Cash Fund
FIDELITY SCHOOL STREET TRUST
Fidelity International Bond Fund
Fidelity New Markets Income Fund
Fidelity Strategic Income Fund
FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund
Fidelity Dividend Growth Fund
Fidelity Growth & Income Portfolio
Fidelity OTC Portfolio
FIDELITY SELECT PORTFOLIOS
Air Transportation Portfolio
Automotive Portfolio
Banking Portfolio
Biotechnology Portfolio
Brokerage and Investment Management Portfolio
Business Services and Outsourcing Portfolio
Chemicals Portfolio
Computers Portfolio
Construction and Housing Portfolio
Consumer Industries Portfolio
Cyclical Industries Portfolio
Defense and Aerospace Portfolio
Developing Communications Portfolio
Electronics Portfolio
Energy Portfolio
Energy Service Portfolio
Environmental Services Portfolio
Financial Services Portfolio
Food and Agriculture Portfolio
Gold Portfolio
Health Care Portfolio
Home Finance Portfolio
Industrial Equipment Portfolio
Industrial Materials Portfolio
Insurance Portfolio
Leisure Portfolio
Medical Delivery Portfolio
Medical Equipment and Systems Portfolio
Money Market Portfolio
Multimedia Portfolio
Natural Gas Portfolio
Natural Resources Portfolio
Paper and Forest Products Portfolio
Retailing Portfolio
Software and Computer Services Portfolio
Technology Portfolio
Telecommunications Portfolio
Transportation Portfolio
Utilities Growth Portfolio
FIDELITY SUMMER STREET TRUST
 Fidelity Capital & Income Fund
FIDELITY TREND FUND
FIDELITY UNION STREET TRUST
Fidelity Export and Multinational Fund
FIDELITY UNION STREET TRUST II
Fidelity Daily Income Trust
FIDELITY U.S. INVESTMENTS  BOND FUND, LP.
FIDELITY U.S. INVESTMENTS  GOVERNMENT SECURITIES FUND, LP.
NEWBURY STREET TRUST
 Prime Fund
 Treasury Fund
NORTH CAROLINA CAPITAL MANAGEMENT TRUST
 Cash Portfolio
 Term Portfolio
VARIABLE INSURANCE PRODUCTS FUND
Equity-Income Portfolio
Growth Portfolio
 High Income Portfolio
 Money Market Portfolio
Overseas Portfolio
VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager Portfolio
Asset Manager:  Growth Portfolio
Contrafund Portfolio
Index 500 Portfolio
 Investment Grade Bond Portfolio
VARIABLE INSURANCE PRODUCTS FUND III
Balanced Portfolio
Growth & Income Portfolio
Growth Opportunities Portfolio
Mid Cap Portfolio
FIDELITY ADVISOR WORLD EUROPE FUND (BERMUDA) LTD.
FIDELITY ADVISOR WORLD FUND (BERMUDA) LTD.
America Fund
America Growth Fund
Asian Special Situations Fund
Emerging Markets Fund
Hong Kong & China Fund
International Bond Fund
International Fund
Latin America Fund
Pacific Fund
US Dollar Bond Fund
FIDELITY ADVISOR WORLD GLOBAL HIGH INCOME FUND (BERMUDA) LTD. FIDELITY ADVISOR WORLD SOUTHEAST ASIA FUND (BERMUDA) LTD.
FIDELITY ADVISOR WORLD U.S. LARGE-CAP STOCK FUND (BERMUDA) LTD. FIDELITY ADVISOR WORLD U.S. LIMITED TERM BOND FUND (BERMUDA) LTD. FIDELITY ADVISOR WORLD U.S. TREASURY MONEY FUND (BERMUDA) LTD. FIDELITY INSTITUTIONAL CASH FUND PLC
FOR MASTER REPURCHASE AGREEMENTS WITH INDIVIDUAL FIDELITY FUNDS AS
BUYERS ONLY:
FIDELITY GLOBAL YIELD TRUST
CONSOLIDATED REPO ACCOUNT
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